SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2004
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
99 Synalloy Corporation Press Release dated March 18, 2004
ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Please see Exhibit 99 for Registrant's fourth quarter 2003 earnings release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance

Dated: March 22, 2004

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Exhibit Number	Name
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99	Press Release of Synalloy Corporation dated March 18, 2004

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